Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Assets
Property and equipment	24,625	1,500,837	—	—	—	—	—	10,917	13,997	96,029
Accumulated depreciation	(15,612)	(305,684)	—	—	—	—	—	(1,097)	(3,508)	(15,966)

	9,013	1,195,153	—	—	—	—	—	9,820	10,489	80,063

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	2,430,439	7,992	40,712	8,291	32	72	2,989	—	—	—
Due to/from subsidiaries	(1,188,328)	591,695	3,954	812	—	9	73	8,450	7,320	27,423
Note receivable from subsidiaries	266,548	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	19,525	1,849	—	(30)	—	—	—	9	7	—
Insurance claim receivable	34,458	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	16,614	146	—	—	—	—	—	—	—	63
Restricted cash	59,470	5,216	—	—	—	—	—	—	—	—
Cash and cash equivalents	65,606	—	—	—	—	—	—	—	—	—

	1,713,345	1,802,051	44,666	9,073	32	81	3,062	18,279	17,816	107,549

Liabilities and Partners’ Capital
Long-term debt	819,536	510,669	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	202,552	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	11,031	6,674	—	—	—	—	—	43	18	(122)
Accrued interest	37,325	2,174	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	10,575	—	—	—	—	—	—	—	—	—
Other liabilities	6,808	—	—	—	—	—	—	—	142	—

Total liabilities	1,087,827	519,517	—	—	—	—	—	43	160	(122)

Minority interests	2,416	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	19,423	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	603,679	1,282,534	44,666	9,073	32	81	3,062	18,236	17,656	107,671

	1,713,345	1,802,051	44,666	9,073	32	81	3,062	18,279	17,816	107,549

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Assets
Property and equipment	27,760	16,161	9,895	12,377	17,710	—	—	18,492	52,357	—
Accumulated depreciation	(7,932)	(3,891)	(640)	(804)	(4,690)	—	—	(3,588)	(12,235)	(1)

	19,828	12,270	9,255	11,573	13,020	—	—	14,904	40,122	(1)

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	(4,431)	8,067	3,805	4,802	7,519	(43)	—	10,295	56,744	7,074
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	37	—	6	—	23	—	—	—	777	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	110	—	—
Restricted cash	—	—	—	—	—	—	—	—	3,014	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	15,434	20,337	13,066	16,375	20,562	—	—	25,309	100,657	7,073

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	37,650	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	54	3	156	44	213	—	—	(222)	98	—
Accrued interest	—	—	—	—	—	—	—	—	183	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	54	3	156	44	213	—	—	(222)	37,931	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	15,380	20,334	12,910	16,331	20,349	—	—	25,531	62,726	7,073

	15,434	20,337	13,066	16,375	20,562	—	—	25,309	100,657	7,073

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Assets
Property and equipment	21,337	28,632	24,522	—	—	1	20,302	23,710	—	—
Accumulated depreciation	(4,832)	(899)	(6,075)	—	—	—	(4,262)	(8,063)	—	—

	16,505	27,733	18,447	—	—	1	16,040	15,647	—	—

Assets held for sale	—	—	—	—	—	—	—	—	5,063	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	15,679	3,700	10,271	11,439	—	3,413	6,469	9,546	8,944	9,900
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	1	9	—	—	—	—	—	2	49	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	96	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	32,281	31,442	28,718	11,439	—	3,414	22,509	25,195	14,056	9,900

Liabilities and Partners’ Capital
Long-term debt	28	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	50	125	63	—	—	—	123	73	12	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	78	125	63	—	—	—	123	73	12	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	32,203	31,317	28,655	11,439	—	3,414	22,386	25,122	14,044	9,900

	32,281	31,442	28,718	11,439	—	3,414	22,509	25,195	14,056	9,900

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Assets
Property and equipment	—	—	—	—	—	—	4,016	—	20,202	70,978
Accumulated depreciation	—	—	—	—	—	—	(938)	—	(4,563)	(15,364)

	—	—	—	—	—	—	3,078	—	15,639	55,614

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	4,976	—	—	—	20,297	2,976	—	11,175	23,149
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	9	—	13	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	178	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	—	4,976	—	—	—	20,475	6,063	—	26,827	78,763

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	—	60	—	86	18
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	60	—	86	18

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	—	4,976	—	—	—	20,475	6,003	—	26,741	78,745

	—	4,976	—	—	—	20,475	6,063	—	26,827	78,763

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Assets
Property and equipment	—	56,182	—	12,203	—	42,549	—	—	—	—
Accumulated depreciation	—	(11,927)	—	(2,838)	—	(10,211)	—	—	—	—

	—	44,255	—	9,365	—	32,338	—	—	—	—

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	51,368	—	—	—	—
Due to/from subsidiaries	—	27,569	2,370	3,297	—	(6,058)	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	98	—	—	—	17	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	1,607	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	—	73,529	2,370	12,662	—	77,665	—	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	24,000	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	2,434	—	14	—	304	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	(200)	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	2,234	—	14	—	24,304	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	—	71,295	2,370	12,648	—	53,361	—	—	—	—

	—	73,529	2,370	12,662	—	77,665	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Assets
Property and equipment	35,916	—	21,656	—	9,333	—	—	—	—	172,607
Accumulated depreciation	(7,425)	—	(1,741)	—	(913)	—	—	(1)	—	(38,824)

	28,491	—	19,915	—	8,420	—	—	(1)	—	133,783

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	4,168	21,531	8,785	—	2,538	—	(2,360)	16,930	—	47,470
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	28	—	—	—	—	—	—	—	—	290
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	32,687	21,531	28,700	—	10,958	—	(2,360)	16,929	—	181,543

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	162	—	103	—	37	—	—	—	—	571
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	162	—	103	—	37	—	—	—	—	571

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	32,525	21,531	28,597	—	10,921	—	(2,360)	16,929	—	180,972

	32,687	21,531	28,700	—	10,958	—	(2,360)	16,929	—	181,543

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Assets
Property and equipment	4,883	39	90,379	15,917	37,875	—	43,819	94,148	—	—
Accumulated depreciation	(486)	(30)	(16,640)	(2,558)	(12,292)	—	(9,048)	(6,061)	—	—

	4,397	9	73,739	13,359	25,583	—	34,771	88,087	—	—

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	4,627	—	—	—	—	—
Due to/from subsidiaries	3,795	3,800	40,141	7,044	9,180	—	5,462	62,393	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	135	—	—	—	—	379	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	38	—	—	—	—	(14)	(908)	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	8,192	3,847	114,015	20,403	39,390	—	40,219	149,951	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	23,609	—	—	55,150	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	40	—	456	46	467	—	165	865	—	—
Accrued interest	—	—	—	—	—	—	—	267	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	40	—	456	46	24,076	—	165	56,282	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	8,152	3,847	113,559	20,357	15,314	—	40,054	93,669	—	—

	8,192	3,847	114,015	20,403	39,390	—	40,219	149,951	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Assets
Property and equipment	—	—	—	—	—	—	3,313	—	1,130,214	—	2,655,676
Accumulated depreciation	—	—	—	—	—	—	(3,384)	—	(223,727)	—	(545,023)

	—	—	—	—	—	—	(71)	—	906,487	—	2,110,653

Assets held for sale	—	—	—	—	—	—	—	—	5,063	—	5,063
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	42,342	(40,712)	109,764	(2,477,129)	71,066
Due to/from subsidiaries	—	—	—	—	—	—	58,725	(3,954)	596,633	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	(266,548)	—
Prepaid expenses and other assets	—	—	—	—	—	—	9,488	—	11,347	—	32,721
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	34,458
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	40,714	—	41,884	(16,394)	42,250
Restricted cash	—	—	—	—	—	—	1,617	—	4,631	—	69,317
Cash and cash equivalents	—	—	—	—	—	—	25,361	—	25,361	—	90,967

	—	—	—	—	—	—	178,176	(44,666)	1,701,170	(2,760,071)	2,456,495

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	218,939	—	359,376	(266,548)	1,423,033
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	202,552
Accounts payable and accrued expenses	—	—	—	—	—	—	48,105	—	54,664	—	72,369
Accrued interest	—	—	—	—	—	—	16,394	—	16,844	(16,394)	39,949
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	3,652	—	3,452	—	14,027
Other liabilities	—	—	—	—	—	—	6,338	—	6,480	—	13,288

Total liabilities	—	—	—	—	—	—	293,428	—	440,816	(282,942)	1,765,218

Minority interests	—	—	—	—	—	—	—	—	—	—	2,416
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	19,423
Partners’ capital - Common OP units	—	—	—	—	—	—	(115,252)	(44,666)	1,260,354	(2,477,129)	669,438

	—	—	—	—	—	—	178,176	(44,666)	1,701,170	(2,760,071)	2,456,495

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Assets
Property and equipment	22,301	1,476,952	—	—	—	—	—	10,885	13,687	88,943
Accumulated depreciation	(14,642)	(286,652)	—	—	—	—	—	(783)	(3,179)	(14,741)

	7,659	1,190,300	—	—	—	—	—	10,102	10,508	74,202

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	2,492,499	7,992	40,661	9,487	32	72	2,989	—	—	—
Due to/from subsidiaries	(1,106,110)	522,427	1,181	750	—	9	73	7,830	6,748	31,376
Note receivable from subsidiaries	221,704	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	31,287	(3,841)	—	—	—	—	—	(11)	(81)	(101)
Insurance claim receivable	76,056	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	9,596	1,054	—	—	—	—	—	—	—	—
Restricted cash	55,754	1,346	—	—	—	—	—	—	—	—
Cash and cash equivalents	41,224	—	—	—	—	—	—	—	—	—

	1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477

Liabilities and Partners’ Capital
Long-term debt	841,976	471,781	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	203,977	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,777	5,128	—	—	—	—	—	—	6	—
Accrued interest	38,683	2,214	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	11,347	—	—	—	—	—	—	—	—	—
Other liabilities	5,382	—	—	—	—	—	—	—	—	—

Total liabilities	1,116,142	479,123	—	—	—	—	—	—	6	—

Minority interests	2,418	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	19,187	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	691,922	1,240,155	41,842	10,237	32	81	3,062	17,921	17,169	105,477

	1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Assets
Property and equipment	27,485	16,028	10,034	11,800	17,581	—	—	18,367	49,971	—
Accumulated depreciation	(7,319)	(3,618)	(413)	(723)	(4,384)	—	—	(3,377)	(11,560)	(1)

	20,166	12,410	9,621	11,077	13,197	—	—	14,990	38,411	(1)
Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	(4,175)	7,517	3,135	5,022	6,581	(43)	—	9,328	22,758	7,015
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(190)	(26)	(12)	(77)	2	—	—	(21)	(93)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	124	—	64
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	15,801	19,901	12,744	16,022	19,780	—	—	24,421	61,076	7,078

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	59	—	153	1	211	—	—	(21)	(20)	5
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	59	—	153	1	211	—	—	(21)	(20)	5

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	15,742	19,901	12,591	16,021	19,569	—	—	24,442	61,096	7,073

	15,801	19,901	12,744	16,022	19,780	—	—	24,421	61,076	7,078

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Assets
Property and equipment	20,404	18,560	24,167	—	—	1	20,118	22,986	5,500	—
Accumulated depreciation	(4,557)	(591)	(5,738)	—	—	—	(3,974)	(7,740)	(2)	—

	15,847	17,969	18,429	—	—	1	16,144	15,246	5,498	—
Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	15,571	12,510	8,688	11,439	—	3,413	6,024	9,411	8,518	9,944
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(83)	(178)	(35)	—	—	—	(22)	(43)	(96)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	96	—	—	—	—	—	—	—	—	(44)
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	31,431	30,301	27,082	11,439	—	3,414	22,146	24,614	13,920	9,900

Liabilities and Partners’ Capital
Long-term debt	33	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	(7)	(4)	61	—	—	—	88	—	2	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	26	(4)	61	—	—	—	88	—	2	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	31,405	30,305	27,021	11,439	—	3,414	22,058	24,614	13,918	9,900

	31,431	30,301	27,082	11,439	—	3,414	22,146	24,614	13,920	9,900

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Assets
Property and equipment	—	—	—	—	—	—	3,955	—	19,976	69,500
Accumulated depreciation	—	—	—	—	—	—	(840)	—	(4,320)	(14,321)

	—	—	—	—	—	—	3,115	—	15,656	55,179
Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	4,976	7,612	—	—	20,297	2,879	—	9,835	22,849
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	(24)	—	(6)	(550)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	178	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	—	4,976	7,612	—	—	20,475	5,970	—	25,485	77,478

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	—	75	—	59	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	75	—	59	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	—	4,976	7,612	—	—	20,475	5,895	—	25,426	77,478

	—	4,976	7,612	—	—	20,475	5,970	—	25,485	77,478

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Assets
Property and equipment	—	55,081	—	11,877	—	42,467	—	—	—	—
Accumulated depreciation	—	(11,258)	—	(2,636)	—	(9,533)	—	—	—	—

	—	43,823	—	9,241	—	32,934	—	—	—	—

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	51,368	—	—	—	—
Due to/from subsidiaries	(262)	26,640	2,370	2,976	—	(6,151)	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	46	—	(14)	—	(77)	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	1,169	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	24,000	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	2,381	—	(125)	—	165	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	(200)	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	—	2,181	—	(125)	—	24,165	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	(262)	69,497	2,370	12,328	—	53,909	—	—	—	—

	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Assets
Property and equipment	35,341	—	18,969	—	7,263	—	—	—	—	168,827
Accumulated depreciation	(6,923)	—	(1,607)	—	(844)	—	—	(1)	—	(35,721)

	28,418	—	17,362	—	6,419	—	—	(1)	—	133,106

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	4,108	21,531	10,741	—	4,524	1,728	(2,360)	16,930	—	45,208
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(10)	—	(118)	—	(39)	—	—	—	—	(394)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	334	—	—	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	334	—	—	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	32,182	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Assets
Property and equipment	3,580	39	79,579	13,980	37,074	—	41,862	93,264	—	—
Accumulated depreciation	(448)	(28)	(14,819)	(2,312)	(11,767)	—	(8,398)	(3,478)	—	—

	3,132	11	64,760	11,668	25,307	—	33,464	89,786	—	—

Assets held for sale	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	4,627	—	—	—	—	—
Due to/from subsidiaries	4,988	3,724	51,127	8,187	8,010	16,379	6,370	58,867	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(45)	(10)	(769)	(137)	(78)	—	(51)	466	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	38	—	—	—	359	(14)	(361)	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	8,075	3,763	115,118	19,718	37,866	16,738	39,769	148,758	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	23,609	—	—	55,509	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	4	—	126	(18)	114	—	152	273	—	—
Accrued interest	—	—	—	—	—	—	—	268	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

Total liabilities	4	—	126	(18)	23,723	—	152	56,050	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	8,071	3,763	114,992	19,736	14,143	16,738	39,617	92,708	—	—

	8,075	3,763	115,118	19,718	37,866	16,738	39,769	148,758	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Assets
Property and equipment	—	—	—	—	—	—	3,316	—	1,082,467	—	$2,581,720
Accumulated depreciation	—	—	—	—	—	—	(3,384)	—	(205,338)	—	(506,632)

	—	—	—	—	—	—	(68)	—	877,129	—	2,075,088

Assets held for sale	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	42,290	(40,661)	110,908	(2,526,603)	84,796
Due to/from subsidiaries	—	—	—	—	—	—	40,158	(1,181)	583,683	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	(221,704)	—
Prepaid expenses and other assets	—	—	—	—	—	—	9,661	—	6,784	—	34,230
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	76,056
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	30,134	—	31,743	(9,414)	32,979
Restricted cash	—	—	—	—	—	—	1,313	—	1,313	—	58,413
Cash and cash equivalents	—	—	—	—	—	—	19,309	—	19,309	—	60,533

	—	—	—	—	—	—	142,797	(41,842)	1,630,869	(2,757,721)	$2,422,095

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	174,095	—	277,246	(221,704)	$1,369,299
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	203,977
Accounts payable and accrued expenses	—	—	—	—	—	—	47,802	—	51,876	—	71,781
Accrued interest	—	—	—	—	—	—	9,414	—	9,682	(9,414)	41,165
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	10,652	—	10,452	—	21,799
Other liabilities	—	—	—	—	—	—	6,171	—	6,171	—	11,553

Total liabilities	—	—	—	—	—	—	248,134	—	355,427	(231,118)	1,719,574

Minority interests	—	—	—	—	—	—	—	—	—	—	2,418
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	19,187
Partners’ capital - Common OP units	—	—	—	—	—	—	(105,337)	(41,842)	1,275,442	(2,526,603)	680,916

	—	—	—	—	—	—	142,797	(41,842)	1,630,869	(2,757,721)	$2,422,095

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1	1,164	—	—	—	—	—	—	—	—
Participating lease revenue	—	36,774	—	—	—	—	—	384	714	1,935

Total revenue	1	37,938	—	—	—	—	—	384	714	1,935

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	381	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	2,788	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,862	12,948	—	—	—	—	—	157	164	602
Property taxes, insurance and other	104	4,097	—	—	—	—	—	23	364	191
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	4,754	17,426	—	—	—	—	—	180	528	793

Equity in income/loss of and interest earned from unconsolidated affiliates	1,347	—	1,416	177	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(3,406)	20,512	1,416	177	—	—	—	204	186	1,142
Minority interest	7	—	—	—	—	—	—	—	—	—
Interest expense, net	(16,209)	(8,197)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(947)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	22,462	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,907	12,315	1,416	177	—	—	—	204	186	1,142
Income tax (expense) benefit	(287)	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,620	12,315	1,416	177	—	—	—	204	186	1,142
Discontinued operations:
(Loss) income from discontinued operations before income tax	(206)	(2,445)	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(206)	(2,445)	—	—	—	—	—	—	—	—

Net (loss) income	1,414	9,870	1,416	177	—	—	—	204	186	1,142

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	6	—	—	—	—	—	10	(3)	—
Participating lease revenue	244	386	365	172	534	—	—	812	1,993	—

Total revenue	244	392	365	172	534	—	—	822	1,990	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	20	—	—	—	—	—	—	—	4	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	260	138	94	41	155	—	—	105	322	—
Property taxes, insurance and other	178	37	28	41	90	—	—	79	141	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	458	175	122	82	245	—	—	184	467	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(214)	217	243	90	289	—	—	638	1,523	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(718)	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(214)	217	243	90	289	—	—	638	805	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(214)	217	243	90	289	—	—	638	805	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(214)	217	243	90	289	—	—	638	805	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	649	616	1,194	—	—	—	358	481	—	—

Total revenue	649	616	1,194	—	—	—	358	481	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	149	154	171	—	—	—	123	161	—	—
Property taxes, insurance and other	53	117	100	—	—	—	49	32	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	202	271	271	—	—	—	172	193	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	447	345	923	—	—	—	186	288	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	447	345	923	—	—	—	186	288	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	447	345	923	—	—	—	186	288	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	(104)	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	(104)	—

Net (loss) income	447	345	923	—	—	—	186	288	(104)	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	2
Participating lease revenue	—	—	—	—	—	—	135	—	948	1,550

Total revenue	—	—	—	—	—	—	135	—	948	1,552

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	29
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	49	—	111	459
Property taxes, insurance and other	—	—	—	—	—	—	32	—	76	375
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	—	81	—	187	863

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	—	—	54	—	761	689
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	54	—	761	689
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	—	54	—	761	689
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	—	—	—	—	—	—	54	—	761	689

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	1,861	—	375	—	695	—	—	—	—

Total revenue	—	1,861	—	375	—	695	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	203	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	353	—	89	—	336	—	—	—	—
Property taxes, insurance and other	—	386	—	83	—	82	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	942	—	172	—	418	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	919	—	203	—	277	—	—	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	(429)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	919	—	203	—	(152)	—	—	—	—

Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	919	—	203	—	(152)	—	—	—	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	—	919	—	203	—	(152)	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	4	—	—	—	—	—	—	—	—	3
Participating lease revenue	510	—	386	—	105	—	—	—	—	2,989

Total revenue	514	—	386	—	105	—	—	—	—	2,992

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	220	—	67	—	35	—	—	—	—	1,551
Property taxes, insurance and other	83	—	26	—	18	—	—	—	—	491
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	303	—	93	—	53	—	—	—	—	2,042

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	211	—	293	—	52	—	—	—	—	950

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	211	—	293	—	52	—	—	—	—	950

Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	211	—	293	—	52	—	—	—	—	950

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	211	—	293	—	52	—	—	—	—	950

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	24	—	1	—	—	—
Participating lease revenue	137	5	—	433	1,780	—	864	3,389	—	—

Total revenue	137	5	—	433	1,804	—	865	3,389	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	113	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	19	1	910	123	255	—	332	1,297	—	—
Property taxes, insurance and other	19	3	(69)	—	194	—	80	504	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	38	4	841	123	449	—	525	1,801	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	99	1	(841)	310	1,355	—	340	1,588	—	—

Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	(709)	—	—	(801)	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	99	1	(841)	310	646	—	340	787	—	—

Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	99	1	(841)	310	646	—	340	787	—	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	99	1	(841)	310	646	—	340	787	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	142,908	—	142,908	—	142,908
Food and beverage	—	—	—	—	—	—	61,006	—	61,006	—	61,006
Other hotel operations	—	—	—	—	—	—	11,815	—	11,815	—	11,815
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	47	—	1,212
Participating lease revenue	—	—	—	—	—	—	—	—	26,999	(63,773)	—

Total revenue	—	—	—	—	—	—	215,729	—	242,775	(63,773)	216,941

Hotel operating expenses:
Rooms	—	—	—	—	—	—	33,785	—	33,785	—	33,785
Food and beverage	—	—	—	—	—	—	40,903	—	40,903	—	40,903
Other hotel operating expenses	—	—	—	—	—	—	7,623	—	7,623	—	7,623
Office rental, parking and other expenses	—	—	—	—	—	—	(138)	—	231	—	612
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	31,771	—	31,771	—	31,771
General and administrative, corporate	—	—	—	—	—	—	40	—	40	—	2,828
Property operating costs	—	—	—	—	—	—	31,294	—	31,294	—	31,294
Depreciation and amortization	—	—	—	—	—	—	—	—	9,003	—	23,813
Property taxes, insurance and other	—	—	—	—	—	—	67,764	—	71,670	(63,773)	12,098
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	—	213,042	—	226,320	(63,773)	184,727

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	1,416	(1,416)	1,593	—	2,940
Hurricane business interruption insurance gain	—	—	—	—	—	—	2,009	—	2,009	—	2,009

Operating income (loss)	—	—	—	—	—	—	6,112	(1,416)	20,057	—	37,163
Minority interest	—	—	—	—	—	—	—	—	—	—	7
Interest expense, net	—	—	—	—	—	—	(3,635)	—	(6,292)	—	(30,698)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	(947)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	(22,462)	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	2,477	(1,416)	13,765	(22,462)	5,525
Income tax (expense) benefit	—	—	—	—	—	—	(115)	—	(115)	—	(402)

(Loss) income from continuing operations	—	—	—	—	—	—	2,362	(1,416)	13,650	(22,462)	5,123
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	(954)	—	(1,058)	—	(3,709)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	(954)	—	(1,058)	—	(3,709)

Net (loss) income	—	—	—	—	—	—	1,408	(1,416)	12,592	(22,462)	1,414

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	22	663	—	—	—	—	—	—	—	7
Participating lease revenue	—	35,720	—	—	—	373	601	1,863	304	371

Total revenue	22	36,383	—	—	—	373	601	1,863	304	378

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	271	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	21	—	—	—	—	—	—	—	—
General and administrative, corporate	3,185	—	—	—	—	—	—	—	—	—
Property operating costs	—	(187)	—	—	—	—	—	—	—	—
Depreciation and amortization	2,860	12,009	—	—	—	156	165	602	341	149
Property taxes, insurance and other	(356)	6,609	—	—	—	26	182	250	169	22
Loss on asset impairments	—	310	—	—	—	—	—	—	—	—

Operating expenses	5,689	19,033	—	—	—	182	347	852	510	171

Equity in income/loss of and interest earned from unconsolidated affiliates	1,600	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(4,067)	17,350	—	—	—	191	254	1,011	(206)	207
Minority interest	20	—	—	—	—	—	—	—	—	—
Interest expense, net	(18,895)	(8,253)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(1,980)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	12,880	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(12,042)	9,097	—	—	—	191	254	1,011	(206)	207
Income tax (expense) benefit	(12)	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(12,054)	9,097	—	—	—	191	254	1,011	(206)	207
Discontinued operations:
(Loss) income from discontinued operations before income tax	(29)	2,385	—	—	—	—	—	—	—	—
Income tax (expense) benefit	32	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	3	2,385	—	—	—	—	—	—	—	—

Net (loss) income	(12,051)	11,482	—	—	—	191	254	1,011	(206)	207

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar SUB 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	41	—	—	(4)	—
Participating lease revenue	305	253	432	—	—	582	1,594	—	519	737

Total revenue	305	253	432	—	—	623	1,594	—	515	737

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	73	39	178	—	—	136	415	—	121	195
Property taxes, insurance and other	32	36	93	—	—	74	135	—	8	89
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	105	75	271	—	—	210	550	—	129	284

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	200	178	161	—	—	413	1,044	—	386	453
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	200	178	161	—	—	413	1,044	—	386	453
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	200	178	161	—	—	413	1,044	—	386	453
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	(886)	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	(886)	—	—

Net (loss) income	200	178	161	—	—	413	1,044	(886)	386	453

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	1,084	—	—	—	344	378	—	—	—	—

Total revenue	1,084	—	—	—	344	378	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	153	—	—	—	161	190	—	—	—	—
Property taxes, insurance and other	92	—	—	—	48	61	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	245	—	—	—	209	251	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	839	—	—	—	135	127	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	839	—	—	—	135	127	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	839	—	—	—	135	127	—	—	—	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	142	—	—	—	—	(150)	(49)	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	142	—	—	—	—	(150)	(49)	—	—

Net (loss) income	839	142	—	—	135	127	(150)	(49)	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	55	—	274
Participating lease revenue	—	—	—	—	133	—	754	1,124	—	1,474

Total revenue	—	—	—	—	133	—	754	1,179	—	1,748

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	35	—	216
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	47	—	140	567	—	431
Property taxes, insurance and other	—	—	—	—	34	—	71	389	—	647
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	81	—	211	991	—	1,294

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	52	—	543	188	—	454
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	52	—	543	188	—	454
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	52	—	543	188	—	454
Discontinued operations:
(Loss) income from discontinued operations before income tax	1	—	—	—	—	—	—	—	(503)	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	1	—	—	—	—	—	—	—	(503)	—

Net (loss) income	1	—	—	—	52	—	543	188	(503)	454

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	—	6	—
Participating lease revenue	—	356	—	642	—	—	—	—	492	—

Total revenue	—	356	—	642	—	—	—	—	498	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	112	—	369	—	—	—	—	275	—
Property taxes, insurance and other	—	54	—	49	—	—	—	—	98	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	166	—	418	—	—	—	—	373	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	190	—	224	—	—	—	—	125	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(340)	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	190	—	(116)	—	—	—	—	125	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	190	—	(116)	—	—	—	—	125	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	56	—	—	—	—	—	—	—	—	165
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	56	—	—	—	—	—	—	—	—	165

Net (loss) income	56	190	—	(116)	—	—	—	—	125	165

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	7	—	—
Participating lease revenue	422	—	210	—	—	—	—	2,444	211	321

Total revenue	422	—	210	—	—	—	—	2,451	211	321

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	120	—	57	—	—	—	—	1,578	35	1
Property taxes, insurance and other	64	—	25	—	—	—	—	393	24	1
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	184	—	82	—	—	—	—	1,971	59	2

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	238	—	128	—	—	—	—	480	152	319
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	238	—	128	—	—	—	—	480	152	319
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	238	—	128	—	—	—	—	480	152	319
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(1)	(667)	256	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(1)	(667)	256	—	—	—	—

Net (loss) income	238	—	128	(1)	(667)	256	—	480	152	319

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	24	—	72	—	—	—	—	—
Participating lease revenue	2,611	516	1,484	—	699	1,406	—	—	—	—

Total revenue	2,611	516	1,508	—	771	1,406	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	148	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	4	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,395	154	263	—	317	355	—	—	—	—
Property taxes, insurance and other	498	97	201	—	81	177	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	1,893	251	464	—	546	536	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	718	265	1,044	—	225	870	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(709)	—	—	(9)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	718	265	335	—	225	861	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	718	265	335	—	225	861	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net (loss) income	718	265	335	—	225	861	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended June 30, 2004

Unaudited

(Dollars in thousands)

	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	137,230	—	137,230	—	137,230
Food and beverage	—	—	—	—	57,028	—	57,028	—	57,028
Other hotel operations	—	—	—	—	15,694	—	15,694	—	15,694
Office rental parking and other revenue	—	—	—	—	161	—	643	—	1,328
Participating lease revenue	—	—	—	—	—	—	25,039	(60,759)	—

Total revenue	—	—	—	—	210,113	—	235,634	(60,759)	211,280

Hotel operating expenses:
Rooms	—	—	—	—	33,208	—	33,208	—	33,208
Food and beverage	—	—	—	—	39,877	—	39,877	—	39,877
Other operating departments	—	—	—	—	9,943	—	9,943	—	9,943
Office rental, parking and other expenses	—	—	—	—	—	—	399	—	670
Other operating expenses:
General and administrative, hotel	—	—	—	—	30,127	—	30,131	—	30,152
General and administrative, corporate	—	—	—	—	288	—	288	—	3,473
Property operating costs	—	—	—	—	30,235	—	30,235	—	30,048
Depreciation and amortization	—	—	—	—	45	—	9,335	—	24,204
Property taxes, insurance and other	—	—	—	—	65,518	—	69,738	(60,759)	15,232
Loss on asset impairments	—	—	—	—	—	—	—		310

Operating expenses	—	—	—	—	209,241	—	223,154	(60,759)	187,117

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	1,600
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	872	—	12,480	—	25,763
Minority interest	—	—	—	—	—	—	—	—	20
Interest expense, net	—	—	—	—	(1,884)	—	(2,942)	—	(30,090)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	(1,980)
Equity in income from consolidated entities	—	—	—	—	—	—	—	(12,880)	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	(1,012)	—	9,538	(12,880)	(6,287)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	(12)

(Loss) income from continuing operations	—	—	—	—	(1,012)	—	9,538	(12,880)	(6,299)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	(6,504)	—	(8,140)	—	(5,784)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	32

(Loss) income from discontinued operations	—	—	—	—	(6,504)	—	(8,140)	—	(5,752)

Net (loss) income	—	—	—	—	(7,516)	—	1,398	(12,880)	(12,051)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	9	2,718	—	—	—	—	—	—	—	—
Participating lease revenue	—	71,385	—	—	—	—	—	677	1,338	3,869

Total revenue	9	74,103	—	—	—	—	—	677	1,338	3,869

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	721	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	6,288	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,873	25,810	—	—	—	—	—	314	329	1,225
Property taxes, insurance and other	—	9,789	—	—	—	—	—	48	522	450
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	10,161	36,320	—	—	—	—	—	362	851	1,675

Equity in income/loss of and interest earned from unconsolidated affiliates	2,915	—	2,824	(1,164)	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(7,237)	37,783	2,824	(1,164)	—	—	—	315	487	2,194
Minority interest	2	—	—	—	—	—	—	—	—	—
Interest expense, net	(33,884)	(15,866)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(1,007)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	30,284	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(11,842)	21,917	2,824	(1,164)	—	—	—	315	487	2,194
Income tax (expense) benefit	(287)	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(12,129)	21,917	2,824	(1,164)	—	—	—	315	487	2,194
Discontinued operations:
(Loss) income from discontinued operations before income tax	(206)	(2,352)	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(206)	(2,352)	—	—	—	—	—	—	—	—

Net (loss) income	(12,335)	19,565	2,824	(1,164)	—	—	—	315	487	2,194

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	17	—	—	1	—	—	27	—
Participating lease revenue	658	771	607	465	1,282	—	—	1,430	3,554

Total revenue	658	788	607	465	1,283	—	—	1,457	3,554

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	23	—	—	—	—	—	—	—	4
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	613	274	228	81	311	—	—	211	702
Property taxes, insurance and other	385	81	60	75	192	—	—	158	279
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	1,021	355	288	156	503	—	—	369	985

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	(363)	433	319	309	780	—	—	1,088	2,569
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(938)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(363)	433	319	309	780	—	—	1,088	1,631
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(363)	433	319	309	780	—	—	1,088	1,631
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	(363)	433	319	309	780	—	—	1,088	1,631

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	1,169	1,526	2,173	—	—	—	716	925

Total revenue	—	1,169	1,526	2,173	—	—	—	716	925

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	(3)	—	—	—	—	—	—	5
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	275	308	338	—	—	—	288	323
Property taxes, insurance and other	—	97	206	201	—	—	—	101	89
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	369	514	539	—	—	—	389	417

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	800	1,012	1,634	—	—	—	327	508
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	(2)	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	798	1,012	1,634	—	—	—	327	508
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	798	1,012	1,634	—	—	—	327	508
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	—	798	1,012	1,634	—	—	—	327	508

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, L.P.	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	—	—	—	—	—	—	—	269

Total revenue	—	—	—	—	—	—	—	—	269

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	98
Property taxes, insurance and other	—	—	—	—	—	—	—	—	63
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	—	—	—	161

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	—	—	—	—	108
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	—	—	—	108
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	—	—	—	108
Discontinued operations:
(Loss) income from discontinued operations before income tax	126	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	126	—	—	—	—	—	—	—	—

Net (loss) income	126	—	—	—	—	—	—	—	108

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	6	—	—	—	—	—	—
Participating lease revenue	—	1,716	3,131	—	4,037	—	642	—	1,137

Total revenue	—	1,716	3,137	—	4,037	—	642	—	1,137

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	89	—	556	—	—	—	2
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	250	1,043	—	711	—	202	—	679
Property taxes, insurance and other	—	152	738	—	971	—	120	—	168
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	402	1,870	—	2,238	—	322	—	849

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	1,314	1,267	—	1,799	—	320	—	288
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(837)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	1,314	1,267	—	1,799	—	320	—	(549)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	1,314	1,267	—	1,799	—	320	—	(549)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	—	1,314	1,267	—	1,799	—	320	—	(549)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	7	—	—	—	—
Participating lease revenue	—	—	—	—	1,021	—	772	—	105

Total revenue	—	—	—	—	1,028	—	772	—	105

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	(1)	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	503	—	134	—	70
Property taxes, insurance and other	—	—	—	—	184	—	26	—	18
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	686	—	160	—	88

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	342	—	612	—	17
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	342	—	612	—	17
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	342	—	612	—	17
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	—	—	—	—	342	—	612	—	17

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	12	—	—	227	—
Participating lease revenue	—	—	—	—	6,978	137	90	—	867

Total revenue	—	—	—	—	6,990	137	90	227	867

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	8	—	—	1	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	3,102	38	2	1,821	246
Property taxes, insurance and other	—	—	—	—	827	19	4	(162)	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	3,937	57	6	1,660	246

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	3,053	80	84	(1,433)	621
Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	3,053	80	84	(1,433)	621
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	3,053	80	84	(1,433)	621
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	—	—	—	—	3,053	80	84	(1,433)	621

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	42	—	3	—	—	—	—	—	—
Participating lease revenue	3,476	—	1,494	6,267	—	—	—	—	—

Total revenue	3,518	—	1,497	6,267	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	1	—	235	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	525	—	650	2,620	—	—	—	—	—
Property taxes, insurance and other	405	—	176	1,082	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—

Operating expenses	931	—	1,061	3,702	—	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	2,587	—	436	2,565	—	—	—	—	—

Minority interest	—	—	—	—	—	—	—	—	—
Interest expense, net	(1,417)	—	—	(1,604)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,170	—	436	961	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,170	—	436	961	—	—	—	—	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—

Net (loss) income	1,170	—	436	961	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	266,669	—	266,669	—	266,669
Food and beverage	—	—	—	112,187	—	112,187	—	112,187
Other hotel operations	—	—	—	23,039	—	23,039	—	23,039
Office rental, parking and other revenue	—	—	—	—	—	342	—	3,069
Participating lease revenue	—	—	—	—	—	53,299	(124,684)	—

Total revenue	—	—	—	401,895	—	455,536	(124,684)	404,964

Hotel operating expenses:
Rooms	—	—	—	64,409	—	64,409	—	64,409
Food and beverage	—	—	—	77,752	—	77,752	—	77,752
Other hotel operating expenses	—	—	—	14,626	—	14,626	—	14,626
Office rental, parking and other expenses	—	—	—	(205)	—	715	—	1,436
Other operating expenses:
General and administrative, hotel	—	—	—	63,095	—	63,095	—	63,095
General and administrative, corporate	—	—	—	73	—	73	—	6,361
Property operating costs	—	—	—	60,452	—	60,452	—	60,452
Depreciation and amortization	—	—	—	—	—	18,514	—	48,197
Property taxes, insurance and other	—	—	—	130,042	—	137,777	(124,684)	22,882
Loss on asset impairments	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	410,244	—	437,413	(124,684)	359,210

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	2,824	(2,824)	1,660	—	4,575
Hurricane business interruption insurance gain	—	—	—	4,290	—	4,290	—	4,290

Operating income (loss)	—	—	—	(1,235)	(2,824)	24,073	—	54,619
Minority interest	—	—	—	—	—	—	—	2
Interest expense, net	—	—	—	(6,863)	—	(11,661)	—	(61,411)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	(1,007)
Equity in income from consolidated entities	—	—	—	—	—	—	(30,284)	—

(Loss) income before income taxes and discontinued operations	—	—	—	(8,098)	(2,824)	12,412	(30,284)	(7,797)
Income tax (expense) benefit	—	—	—	(125)	—	(125)	—	(412)

(Loss) income from continuing operations	—	—	—	(8,223)	(2,824)	12,287	(30,284)	(8,209)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(1,694)	—	(1,568)	—	(4,126)
Income tax (expense) benefit	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(1,694)	—	(1,568)	—	(4,126)

Net (loss) income	—	—	—	(9,917)	(2,824)	10,719	(30,284)	(12,335)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	26	1,296	—	—	—	—	—	—	—	16
Participating lease revenue	—	72,017	—	—	—	675	1,202	3,727	726	742

Total revenue	26	73,313	—	—	—	675	1,202	3,727	726	758

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	561	—	—	—	—	—	—	—	—
Other operating expenses:		—
General and administrative, hotel	—	21	—	—	—	—	—	—	—	—
General and administrative, corporate	7,016	—	—	—	—	—	—	—	—	—
Property operating costs	—	(511)	—	—	—	—	—	—	—	—
Depreciation and amortization	6,237	24,243	—	—	—	313	329	1,197	697	298
Property taxes, insurance and other	(356)	15,445	—	—	—	50	305	556	379	84
Loss on asset impairments	—	310	—	—	—	—	—	—	—	—

Operating expenses	12,897	40,069	—	—	—	363	634	1,753	1,076	382

Equity in income/loss of and interest earned from unconsolidated affiliates	3,200	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(9,671)	33,244	—	—	—	312	568	1,974	(350)	376
Minority interest	24	—	—	—	—	—	—	—	—	—
Interest expense, net	(42,325)	(16,668)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(7,903)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	6,014	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(53,861)	16,576	—	—	—	312	568	1,974	(350)	376
Income tax (expense) benefit	373	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(53,488)	16,576	—	—	—	312	568	1,974	(350)	376
Discontinued operations:
(Loss) income from discontinued operations before income tax	448	2,495	—	—	—	—	—	—	—	—
Income tax (expense) benefit	102	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	550	2,495	—	—	—	—	—	—	—	—

Net (loss) income	(52,938)	19,071	—	—	—	312	568	1,974	(350)	376

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	1	—	—	90	—	—	(4)	—
Participating lease revenue	550	630	1,015	—	—	1,014	3,007	—	1,123	1,429

Total revenue	550	630	1,016	—	—	1,104	3,007	—	1,119	1,429

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	170	77	356	—	—	273	825	—	249	391
Property taxes, insurance and other	61	76	202	—	—	152	288	—	55	187
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	231	153	558	—	—	425	1,113	—	304	578

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	319	477	458	—	—	679	1,894	—	815	851
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	319	477	458	—	—	679	1,894	—	815	851
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	319	477	458	—	—	679	1,894	—	815	851
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	(721)	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	(721)	—	—

Net (loss) income	319	477	458	—	—	679	1,894	(721)	815	851

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	1	—	—	—	—	—
Participating lease revenue	1,913	—	—	—	689	754	—	—	—	—

Total revenue	1,913	—	—	—	690	754	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	362	—	—	—	313	382	—	—	—	—
Property taxes, insurance and other	197	—	—	—	100	126	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	559	—	—	—	413	508	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	1,354	—	—	—	277	246	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,354	—	—	—	277	246	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,354	—	—	—	277	246	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	(61)	—	(403)	—	—	(167)	(713)	—	89
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	(61)	—	(403)	—	—	(167)	(713)	—	89

Net (loss) income	1,354	(61)	—	(403)	277	246	(167)	(713)	—	89

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	140	—	710
Participating lease revenue	—	—	—	—	263	—	1,250	2,513	—	2,935

Total revenue	—	—	—	—	263	—	1,250	2,653	—	3,645

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	63	—	415
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	70	—	281	1,136	—	862
Property taxes, insurance and other	—	—	—	—	63	—	146	807	—	1,305
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	133	—	427	2,006	—	2,582

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	130	—	823	647	—	1,063
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	130	—	823	647	—	1,063
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	130	—	823	647	—	1,063

Discontinued operations:
(Loss) income from discontinued operations before income tax	97	—	—	1,852	—	—	—	—	(787)	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	97	—	—	1,852	—	—	—	—	(787)	—

Net (loss) income	97	—	—	1,852	130	—	823	647	(787)	1,063

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	—	10	—
Participating lease revenue	—	593	—	1,101	—	—	—	—	984	—

Total revenue	—	593	—	1,101	—	—	—	—	994	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	224	—	738	—	—	—	—	552	—
Property taxes, insurance and other	—	112	—	102	—	—	—	—	187	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	336	—	840	—	—	—	—	739	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	257	—	261	—	—	—	—	255	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(647)	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	257	—	(386)	—	—	—	—	255	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	257	—	(386)	—	—	—	—	255	—

Discontinued operations:
(Loss) income from discontinued operations before income tax	103	—	—	—	—	—	—	—	—	429
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	103	—	—	—	—	—	—	—	—	429

Net (loss) income	103	257	—	(386)	—	—	—	—	255	429

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	—	—	—	—	—	14	—	—
Participating lease revenue	991	—	471	—	—	—	—	5,506	519	488

Total revenue	991	—	471	—	—	—	—	5,520	519	488

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	238	—	114	—	—	—	—	3,150	69	2
Property taxes, insurance and other	135	—	52	—	—	—	—	819	52	3
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	373	—	166	—	—	—	—	3,969	121	5

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	618	—	305	—	—	—	—	1,551	398	483
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	618	—	305	—	—	—	—	1,551	398	483
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	618	—	305	—	—	—	—	1,551	398	483

Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(217)	(1,645)	341	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(217)	(1,645)	341	—	—	—	—

Net (loss) income	618	—	305	(217)	(1,645)	341	—	1,551	398	483

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental parking and other revenue	—	—	60	—	104	—	—	—	—	—
Participating lease revenue	5,286	1,087	3,115	—	1,353	1,406	—	—	—	—

Total revenue	5,286	1,087	3,175	—	1,457	1,406	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other operating departments	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	216	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	4	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,810	294	532	—	632	355	—	—	—	—
Property taxes, insurance and other	873	154	390	—	172	177	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	3,683	448	922	—	1,020	536	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	1,603	639	2,253	—	437	870	—	—	—	—
Minority interest	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(1,417)	—	—	(9)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,603	639	836	—	437	861	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,603	639	836	—	437	861	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(857)	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(857)	—	—	—	—	—	—

Net (loss) income	1,603	639	836	(857)	437	861	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	265,197	—	265,197	—	265,197
Food and beverage	—	—	—	—	105,572	—	105,572	—	105,572
Other hotel operations	—	—	—	—	30,945	—	30,945	—	30,945
Office rental parking and other revenue	—	—	—	—	161	—	1,303	—	2,625
Participating lease revenue	—	—	—	—	—	—	49,057	(121,074)	—

Total revenue	—	—	—	—	401,875	—	452,074	(121,074)	404,339

Hotel operating expenses:
Rooms	—	—	—	—	64,153	—	64,153	—	64,153
Food and beverage	—	—	—	—	76,141	—	76,141	—	76,141
Other operating departments	—	—	—	—	19,323	—	19,323	—	19,323
Office rental, parking and other expenses	—	—	—	—	—	—	694	—	1,255
Other operating expenses:							—
General and administrative, hotel	—	—	—	—	61,921	—	61,925	—	61,946
General and administrative, corporate	—	—	—	—	90	—	90	—	7,106
Property operating costs	—	—	—	—	59,811	—	59,811	—	59,300
Depreciation and amortization	—	—	—	—	84	—	18,375	—	48,855
Property taxes, insurance and other	—	—	—	—	128,963	—	137,330	(121,074)	31,345
Loss on asset impairments	—	—	—	—	—	—	—	—	310

Operating expenses	—	—	—	—	410,486	—	437,842	(121,074)	369,734

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	3,200
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	—	—	—	(8,611)	—	14,232	—	37,805
Minority interest	—	—	—	—	—	—	—	—	24
Interest expense, net	—	—	—	—	(3,526)	—	(5,599)	—	(64,592)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	(7,903)
Equity in income from consolidated entities	—	—	—	—	—	—	—	(6,014)	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	(12,137)	—	(8,633)	(6,014)	(34,666)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	373

(Loss) income from continuing operations	—	—	—	—	(12,137)	—	8,633	(6,014)	(34,293)
Discontinued operations:
(Loss) income from discontinued operations before income tax					(19,030)		(21,690)	—	(18,747)
Income tax (expense) benefit	—	—	—	—	—	—	—	—	102

(Loss) income from discontinued operations	—	—	—	—	(19,030)	—	(21,690)	—	(18,645)

Net (loss) income	—	—	—	—	(31,167)	—	(13,057)	(6,014)	(52,938)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.
Operating activities:
Net (loss) income	(12,335)	19,565	2,824	(1,164)	—	—	—	315	487
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,873	26,388	40	—	—	—	—	314	329
Loss on asset impairments	—	2,504	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	1,037	—	—	—	—	—	—	—
Loss on early extinguishments of debt	1,007	—	—	—	—	—	—	—	—
Minority interests	(2)	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	(30,284)	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	1,164	—	—	—	—	—
Amortization of unearned stock-based compensation	542	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	35,098	—	—	—	—	—	—	—	—
Accounts receivable, net	(7,018)	908	—	—	—	—	—	—	—
Prepaid expenses and other assets	10,974	(5,690)	—	30	—	—	—	(20)	(88)
Receivables from unconsolidated affiliates	12,585	—	—	78	—	—	—	—	—
Due to Interstate Hotels & Resorts	(1,398)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(4,470)	1,506	—	—	—	—	—	43	154
Due from/to subsidiaries	262,934	(51,604)	(1,760)	(108)	—	—	—	(620)	(572)

Net cash provided by (used in) operating activities	271,506	(5,386)	1,104	—	—	—	—	32	310

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,591)	(53,723)	—	—	—	—	—	(32)	(310)
Proceeds from sales of assets	—	20,500	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	6,500	—	—	—	—	—	—	—	—
Increase in restricted cash	(3,716)	(546)	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(459)	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	193	(34,228)	—	—	—	—	—	(32)	(310)

Financing activities:
Prepayments on long-term debt	(23,846)	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(4,009)	—	(1,104)	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	(50)	39,614	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(218,939)	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	309	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	(782)	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(247,317)	39,614	(1,104)	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	24,382	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	41,224	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	65,606	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC
Operating activities:
Net (loss) income	2,194	(363)	433	319	309	780	—	—	1,088
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,225	613	274	228	81	311	—	—	211
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(63)	—	—	—	—	—	—	—	14
Prepaid expenses and other assets	(101)	(227)	(26)	(18)	(77)	(21)	—	—	(21)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(122)	(5)	3	3	43	2	—	—	(201)
Due from/to subsidiaries	3,953	257	(551)	(671)	221	(943)	—	—	(966)

Net cash provided by (used in) operating activities	7,086	275	133	(139)	577	129	—	—	125

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(7,086)	(275)	(133)	139	(577)	(129)	—	—	(125)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(7,086)	(275)	(133)	139	(577)	(129)	—	—	(125)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC
Operating activities:
Net (loss) income	1,631	—	798	1,012	1,634	—	—	—	327
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	702	—	275	308	338	—	—	—	288
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	64	—	—	—	—	—	—	—
Prepaid expenses and other assets	(870)	—	(84)	(187)	(35)	—	—	—	(22)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	301	(5)	57	129	2	—	—	—	35
Due from/to subsidiaries	(33,210)	(59)	(108)	8,810	(1,584)	—	—	—	(444)

Net cash provided by (used in) operating activities	(31,446)	—	938	10,072	355	—	—	—	184

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,386)	—	(933)	(10,072)	(355)	—	—	—	(184)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	(14)	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(2,400)	—	(933)	(10,072)	(355)	—	—	—	(184)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	(5)	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	33,846	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	33,846	—	(5)	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC
Operating activities:
Net (loss) income	508	126	—	—	—	—	—	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	323	126	—	—	—	—	—	—	—
Loss on asset impairments	—	332	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	(44)	—	—	—	—	—	—
Prepaid expenses and other assets	(45)	(145)	—	—	—	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	73	10	—	—	—	—	—	—	—
Due from/to subsidiaries	(135)	(554)	44	—	—	—	—	—	—

Net cash provided by (used in) operating activities	724	(105)	—	—	—	—	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(724)	105	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(724)	105	—	—	—	—	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.
Operating activities:
Net (loss) income	108	—	1,314	1,267	—	1,799	—	320	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	98	—	250	1,043	—	711	—	202	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	(438)	—	—	—
Prepaid expenses and other assets	(33)	—	(19)	(550)	—	(52)	—	(14)	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(15)	—	27	18	—	53	—	139	—
Due from/to subsidiaries	(97)	—	(1,346)	(300)	—	(972)	—	(321)	—

Net cash provided by (used in) operating activities	61	—	226	1,478	—	1,101	—	326	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(61)	—	(226)	(1,478)	—	(1,101)	—	(326)	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(61)	—	(226)	(1,478)	—	(1,101)	—	(326)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC
Operating activities:
Net (loss) income	(549)	—	—	—	—	342	—	612	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	679	—	—	—	—	503	—	134	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(94)	—	—	—	—	(38)	—	(118)	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	139	—	—	—	—	(172)	—	103	—
Due from/to subsidiaries	(93)	—	—	—	—	(60)	—	1,956	—

Net cash provided by (used in) operating activities	82	—	—	—	—	575	—	2,687	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	55	—	—	—	—	(575)	—	(2,687)	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(137)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(82)	—	—	—	—	(575)	—	(2,687)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC
Operating activities:
Net (loss) income	17	—	—	—	—	3,053	80	84	(1,433)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	70	—	—	—	—	3,102	38	2	1,821
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(39)	—	—	—	—	(684)	(45)	(10)	(904)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	37	—	—	—	—	571	36	—	330
Due from/to subsidiaries	1,985	—	—	—	—	(2,262)	1,194	(76)	10,986

Net cash provided by (used in) operating activities	2,070	—	—	—	—	3,780	1,303	—	10,800

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,070)	—	—	—	—	(3,780)	(1,303)	—	(10,800)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(2,070)	—	—	—	—	(3,780)	(1,303)	—	(10,800)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC
Operating activities:
Net (loss) income	621	1,170	—	436	961	—	—	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	246	525	—	650	2,620	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	359	—	547	—	—	—	—
Prepaid expenses and other assets	(137)	(78)	—	(51)	87	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	64	353	—	13	591	—	—	—	—
Due from/to subsidiaries	1,143	(1,169)	(359)	909	(3,563)	—	—	—	—

Net cash provided by (used in) operating activities	1,937	801	—	1,957	1,243	—	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,937)	(801)	—	(1,957)	(884)	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
Increase in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(1,937)	(801)	—	(1,957)	(884)	—	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	(359)	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to miniority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	(359)	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Six months ended June 30, 2005

Unaudited

(Dollars in thousands)

	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net (loss) income	—	—	—	—	(9,917)	(2,824)	10,719	(30,284)	(12,335)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	18,680	—	48,941
Loss on asset impairments	—	—	—	—	—	—	332	—	2,836
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	1,037
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	1,007
Minority interests	—	—	—	—	—	—	—	—	(2)
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	30,284	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	1,164	—	1,164
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	542
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	35,098
Accounts receivable, net	—	—	—	—	(10,580)	—	(10,141)	6,980	(9,271)
Prepaid expenses and other assets	—	—	—	—	173	—	(4,563)	—	721
Receivables from unconsolidated affiliates	—	—	—	—	—	—	78	—	12,663
Due to Interstate Hotels & Resorts	—	—	—	—	(7,000)	—	(7,000)	—	(8,398)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	7,450	—	10,259	(6,980)	315
Due from/to subsidiaries	—	—	—	—	(192,709)	2,824	(211,330)	—	—

Net cash provided by (used in) operating activities	—	—	—	—	(212,583)	—	(191,802)	—	74,318

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	—	—	—	—	(53,008)	—	(109,322)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	20,500
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	6,500
Increase in restricted cash	—	—	—	—	(304)	—	(318)	—	(4,580)
Costs associated with disposition program and other, net	—	—	—	—	—	—	(137)	—	(596)

Net cash (used in) provided by investing activities	—	—	—	—	(304)	—	(53,463)	—	(87,498)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	(23,846)
Scheduled payments on long-term debt	—	—	—	—	—	—	(1,468)	—	(5,477)
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	33,846	—	73,410
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	218,939	—	218,939	—	—
Distributions to miniority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	309
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	(782)
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	218,939	—	251,317	—	43,614

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	6,052	—	6,052	—	30,434
Cash and cash equivalents, beginning of period	—	—	—	—	19,309	—	19,309	—	60,533

Cash and cash equivalents, end of period					25,361		25,361	—	90,967

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC
Operating activities:
Net (loss) income	(52,938)	19,071	—	—	—	312	568	1,974	(350)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,237	25,793	—	—	—	313	329	1,197	697
Loss on asset impairments	—	3,763	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	226	(833)	—	—	—	—	—	—	—
Loss on early extinguishments of debt	7,903	—	—	—	—	—	—	—	—
Minority interests	(24)	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	(6,014)	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	1,090	—	—	—	—	—	—	—	—
Deferred income taxes	(652)	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(3,230)	149	—	—	—	—	—	—	—
Prepaid expenses and other assets	(1,221)	2,738	—	—	—	6	22	34	59
Receivables from unconsolidated affiliates	(4,916)	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	6,808	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(12,214)	707	—	—	—	(118)	(29)	(107)	(16)
Due to/from subsidiaries	46,887	(26,984)	—	—	—	(512)	(857)	1,684	(134)

Net cash (used in) provided by operating activities	(12,058)	24,404	—	—	—	1	33	4,782	256

Investing activities:
Acquisition of hotels, net of cash acquired	—	(92,140)	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,215)	(23,254)	—	—	—	(1)	(33)	(4,782)	(256)
Proceeds from sales of assets	—	42,075	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(27,774)	309	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	84	(1,654)	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(28,905)	(74,664)	—	—	—	(1)	(33)	(4,782)	(256)

Financing activities:
Prepayments on long-term debt	(85,319)	(807)	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	(3,691)	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	(347)	54,758	—	—	—	—	—	—	—
Loans to/from subsidiaries	(29,460)	—	—	—	—	—	—	—	—
Distributions to minority investors	(141)	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	72,340	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	(8,690)	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	(160)	—	—	—	—	—	—	—	—
Other	(165)	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(51,942)	50,260	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(227)	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	(93,132)	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	218,645	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	125,513	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Operating activities:
Net (loss) income	376	319	477	458	—	—	679	1,894	(721)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	298	170	77	356	—	—	273	825	149
Loss on asset impairments	—	—	—	—	—	—	—	—	981
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	5	—	—
Prepaid expenses and other assets	9	6	29	9	—	—	7	31	20
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	9	(51)	63	72	—	—	98	268	(147)
Due to/from subsidiaries	(576)	(400)	(435)	(884)	—	—	(590)	(598)	(244)

Net cash (used in) provided by operating activities	116	44	211	11	—	—	472	2,420	38

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(116)	(44)	(211)	(11)	—	—	(472)	(2,420)	(38)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(116)	(44)	(211)	(11)	—	—	(472)	(2,420)	(38)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC
Operating activities:
Net (loss) income	815	851	1,354	(61)	—	(403)	277	246	(167)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	249	391	362	—	—	43	313	382	197
Loss on asset impairments	—	—	—	—	—	—	—	—	544
Loss on sale of assets, before tax effect	—	—	—	110	—	365	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	28	62	12	117	—	(8)	7	15	30
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(44)	23	142	839	—	(236)	34	54	44
Due to/from subsidiaries	(329)	690	(1,565)	(6,603)	—	(4,133)	938	(553)	(637)

Net cash (used in) provided by operating activities	719	2,017	305	(5,598)	—	(4,372)	1,569	144	11

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(719)	(2,017)	(305)	711	—	(87)	(1,569)	(144)	(11)
Proceeds from sales of assets	—	—	—	5,000	—	4,650	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(113)	—	(191)	—	—	—

Net cash (used in) provided by investing activities	(719)	(2,017)	(305)	5,598	—	4,372	(1,569)	(144)	(11)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Operating activities:
Net (loss) income	(713)	—	89	97	—	—	1,852	130	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	121	—	51	—	—	—	—	70	—
Loss on asset impairments	1,005	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	(20)	45	—	—	(1,827)	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	2,345	—	—	—	2,002	(178)	—	2
Prepaid expenses and other assets	10	—	1	(9)	3	—	14	9	(4)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	27	—	(104)	(400)	—	—	(109)	6	—
Due to/from subsidiaries	(428)	(2,345)	(2,993)	(2,860)	(3)	(2,002)	(13,739)	(165)	2

Net cash (used in) provided by operating activities	22	—	(2,976)	(3,127)	—	—	(13,987)	50	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(22)	—	(83)	(194)	—	—	(319)	(50)	—
Proceeds from sales of assets	—	—	3,300	3,575	—	—	14,775	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	(241)	(254)	—	—	(469)	—	—

Net cash (used in) provided by investing activities	(22)	—	2,976	3,127	—	—	13,987	(50)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC
Operating activities:
Net (loss) income	823	647	(787)	1,063	103	257	—	(386)	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	281	1,136	99	862	49	224	—	738	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	1,035	—	(39)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	650	—	—	—	—	—
Prepaid expenses and other assets	8	183	1	31	—	4	—	31	1
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	288	189	(1,602)	442	6	105	61	359	2
Due to/from subsidiaries	(1,208)	(1,785)	(3,147)	(2,044)	(1,659)	73	(61)	(585)	(3)

Net cash (used in) provided by operating activities	192	370	(4,401)	1,004	(1,540)	663	—	157	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(192)	(370)	306	(1,004)	(399)	(663)	—	(157)	—
Proceeds from sales of assets	—	—	4,500	—	2,300	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	(405)	—	(361)	—	—	—	—

Net cash (used in) provided by investing activities	(192)	(370)	4,401	(1,004)	1,540	(663)	—	(157)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.
Operating activities:
Net (loss) income	—	—	—	255	429	618	—	305	(217)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	552	648	238	—	114	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	215
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	43	—	1,166	—	—	—	198	—	—
Prepaid expenses and other assets	—	1	—	13	64	37	(1)	13	(4)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	(202)	(1,481)	98	(14)	46	(464)
Due to/from subsidiaries	(43)	(1)	(1,166)	237	589	(944)	(183)	(449)	(6,348)

Net cash (used in) provided by operating activities	—	—	—	855	249	47	—	29	(6,818)

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	—	(855)	(249)	(47)	—	(29)	(200)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	7,500
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	(482)

Net cash (used in) provided by investing activities	—	—	—	(855)	(249)	(47)	—	(29)	6,818

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC
Operating activities:
Net (loss) income	(1,645)	341	—	1,551	398	483	1,603	639	836
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	223	—	3,150	69	2	2,810	294	532
Loss on asset impairments	903	245	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	1,612	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(7)	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(234)	81	—	228	15	3	292	46	26
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(217)	(317)	22	(478)	48	—	310	229	559
Due to/from subsidiaries	11,658	(569)	(22)	(398)	(483)	(488)	(3,014)	(1,040)	(1,315)

Net cash (used in) provided by operating activities	12,070	4	—	4,053	47	—	2,001	168	638

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(81)	(4)	—	(4,053)	(47)	—	(2,001)	(168)	(638)
Proceeds from sales of assets	8,398	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(656)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	7,661	(4)	—	(4,053)	(47)	—	(2,001)	(168)	(638)

Financing activities:
Prepayments on long-term debt	(19,731)	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(19,731)	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC
Operating activities:
Net (loss) income	(857)	437	861	—	—	—	—	—	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	632	355	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	899	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(359)	1	—	—	—	—	—	—	—
Prepaid expenses and other assets	14	17	—	—	—	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(76)	74	325	—	—	—	—	—	—
Due to/from subsidiaries	(7,723)	(440)	35,990	—	—	—	—	—	—

Net cash (used in) provided by operating activities	(8,102)	721	37,531	—	—	—	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	(92,672)	—	—	—	—	—	—
Capital expenditures for property and equipment	(359)	(721)	(135)	—	—	—	—	—	—
Proceeds from sales of assets	8,800	—	—	—	—	—	—	—	—
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(339)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	8,102	(721)	(92,807)	—	—	—	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	55,276	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	55,276	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flow

Six months ended June 30, 2004

Unaudited

(Dollars in thousands)

	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net (loss) income	—	—	(31,167)	—	(13,057)	(6,014)	(52,938)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	84	—	19,955	—	51,985
Loss on asset impairments	—	—	—	—	3,678	—	7,441
Loss on sale of assets, before tax effect	—	—	9,742	—	12,137	—	11,530
Loss on early extinguishments of debt	—	—	—	—	—	—	7,903
Minority interests	—	—	—	—	—	—	(24)
Equity in earnings of consolidated entities	—	—	—	—	—	6,014	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	1,090
Deferred income taxes	—	—	—	—	—	—	(652)
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—
Accounts receivable, net	—	—	(6,442)	—	(574)	4,344	689
Prepaid expenses and other assets	—	—	1,958	—	3,347	—	4,864
Receivables from unconsolidated affiliates	—	—	—	—	—	—	(4,916)
Due to Interstate Hotels & Resorts	—	—	(10,049)	—	(10,049)	—	(3,241)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	11,181	—	9,811	(4,344)	(6,040)
Due to/from subsidiaries	—	—	6,939	—	(19,903)	—	—

Net cash (used in) provided by operating activities	—	—	(17,754)	—	5,345	—	17,691

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	2,022	—	(90,650)	—	(182,790)
Capital expenditures for property and equipment	—	—	(170)	—	(25,429)	—	(49,898)
Proceeds from sales of assets	—	—	—	—	62,798	—	104,873
Insurance proceeds related to capital expenditures	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	(2,490)	—	(2,490)	—	(29,955)
Costs associated with disposition program and other, net	—	—	—	—	(3,511)	—	(5,081)

Net cash (used in) provided by investing activities	—	—	(638)	—	(59,282)	—	(162,851)

Financing activities:
Prepayments on long-term debt	—	—	—	—	(19,731)	—	(105,857)
Scheduled payments on long-term debt	—	—	—	—	—	—	(3,691)
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	55,276	—	109,687
Loans to/from subsidiaries	—	—	29,460	—	29,460	—	—
Distributions to minority investors	—	—	—	—	—	—	(141)
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	72,340
Purchase of subsidiary partnership interests	—	—	—	—	—	—	(8,690)
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	(160)
Other	—	—	—	—	—	—	(165)

Net cash (used in) provided by financing activities	—	—	29,460	—	65,005	—	63,323

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	(227)

Net increase (decrease) in cash and cash equivalents	—	—	11,068	—	11,068	—	(82,064)
Cash and cash equivalents, beginning of period	—	—	12,231	—	12,231	—	230,876

Cash and cash equivalents, end of period	—	—	23,299	—	23,299	—	148,812